UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2011

GASTAR EXPLORATION LTD.

GASTAR EXPLORATION USA, INC.

(Exact Name of Registrant as Specified in its Charter)

ALBERTA, CANADA DELAWARE	001-32714 001-35211	98-0570897 38-3531640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1331 LAMAR STREET, SUITE 650

HOUSTON, TEXAS 77010

(Address of principal executive offices)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 2, 2011, Gastar Exploration USA, Inc. (“Gastar USA”), a wholly-owned subsidiary of Gastar Exploration Ltd. (the “Company”), together with the Company and certain of its subsidiaries as guarantors (collectively, the “Guarantors”), the lenders party thereto (the “Lenders”), and Amegy Bank National Association as administrative agent (the “Administrative Agent” and, together with Gastar USA, the Guarantors and the Lenders, the “Parties”), entered into the Fourth Amendment to Amended and Restated Credit Agreement, effective as of November 10, 2011 (the “Fourth Amendment”) amending that certain Amended and Restated Credit Agreement dated October 28, 2009 (as amended by that certain Consent and First Amendment to Amended and Restated Credit Agreement dated November 20, 2009, that certain Second Amendment to Amended and Restated Credit Agreement dated June 24, 2010, and that certain Third Amendment to Amended and Restated Credit Agreement dated June 14, 2011, and as further amended by this Fourth Amendment, the “Credit Agreement”). The Fourth Amendment amended the Credit Agreement, by, among other things, (i) extending the maturity date on borrowings under the Credit Agreement to September 30, 2015; (ii) allowing Gastar USA to hedge up to 100% of the proved developed producing (“PDP”) reserves reflected in its Reserve Report using hedging other than floors and protective spreads; and (iii) allowing no more than ten separate LIBO Rate Loans to be outstanding at one time.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of such amendment, which is filed as Exhibit 10.5 of this Current Report on Form 8-K and incorporated into this Item 1.01 by reference. All capitalized terms used in this Item 1.01 not otherwise defined have the meanings as defined in the Credit Agreement. A copy of the Credit Agreement and First Amendment, Second Amendment and Third Amendment thereto, previously filed as exhibits to the Company’s Current Reports on Form 8-K filed on November 3, 2009, November 25, 2009, June 28, 2010 and June 15, 2011 respectively, are incorporated into this Item 1.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.	Description of Document

10.1	Amended and Restated Credit Agreement, dated October 28, 2009, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, Amegy Bank National Association, as Administrative Agent and Letter of Credit Issuer, BMO Capital Markets Corp., as Co-Lead Arranger and Joint Bookrunner, and the Lenders party thereto (incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K dated November 3, 2009).

10.2	Consent and First Amendment to Amended and Restated Credit Agreement, dated November 20, 2009, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto, and Amegy Bank National Association, as Administrative Agent (incorporated herein by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K dated November 25, 2009).

10.3	Second Amendment to Amended and Restated Credit Agreement, dated June 24, 2010, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto and Amegy Bank National Association, as Administrative Agent (incorporated herein by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K dated June 28, 2010).

10.4	Third Amendment to Amended and Restated Credit Agreement, dated June 14, 2011, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto and Amegy Bank National Association, as Administrative Agent (incorporated herein by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K dated June 15, 2011).

10.5	Fourth Amendment to Amended and Restated Credit Agreement, effective as of November 10, 2011, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto and Amegy Bank National Association, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2011

GASTAR EXPLORATION LTD.

By:	/s/ J. Russell Porter
J. Russell Porter President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

By:	/s/ J. Russell Porter
J. Russell Porter President

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	Amended and Restated Credit Agreement, dated October 28, 2009, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, Amegy Bank National Association, as Administrative Agent and Letter of Credit Issuer, BMO Capital Markets Corp., as Co-Lead Arranger and Joint Bookrunner, and the Lenders party thereto (incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K dated November 3, 2009).

10.2	Consent and First Amendment to Amended and Restated Credit Agreement, dated November 20, 2009, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto, and Amegy Bank National Association, as Administrative Agent (incorporated herein by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K dated November 25, 2009).

10.3	Second Amendment to Amended and Restated Credit Agreement, dated June 24, 2010, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto and Amegy Bank National Association, as Administrative Agent (incorporated herein by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K dated June 28, 2010).

10.4	Third Amendment to Amended and Restated Credit Agreement, dated June 14, 2011, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto and Amegy Bank National Association, as Administrative Agent (incorporated herein by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K dated June 15, 2011).

10.5	Fourth Amendment to Amended and Restated Credit Agreement, effective as of November 10, 2011, by and among Gastar Exploration USA, Inc., the Guarantors party thereto, the Lenders party thereto and Amegy Bank National Association, as Administrative Agent.